UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

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SMITH & WESSON HOLDING CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SMITH & WESSON HOLDING CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

September 13, 2004

       The Annual Meeting of Stockholders of Smith & Wesson Holding Corporation, a Nevada corporation, will be held at 9:00 a.m., on Monday, September 13, 2004, at the Camelback Inn, 5402 East Lincoln Drive, Scottsdale, Arizona, for the following purposes:

1. To elect directors.

2. To vote on the approval of our 2004 Incentive Compensation Plan.

3. To vote on a proposal to authorize Serial Preferred Stock.

4. To vote on a proposal to amend and restate our Articles of Incorporation.

5. To ratify the appointment of PricewaterhouseCoopers LLP as the independent auditor of our company for the fiscal year ending April 30, 2005.

6. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

      These items of business are more fully described in the proxy statement accompanying this Notice.

      Only stockholders of record at the close of business on July 30, 2004 are entitled to notice of and to vote at the meeting.

      All stockholders are cordially invited to attend the meeting and vote in person. To assure your representation at the meeting, however, you are urged to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder of record attending the meeting may vote in person even if he or she previously has returned a proxy.

Sincerely,

Ann B. Makkiya
Secretary

Springfield, Massachusetts

August 9, 2004

SMITH & WESSON HOLDING CORPORATION

2100 Roosevelt Avenue
Springfield, Massachusetts 01104

PROXY STATEMENT

VOTING AND OTHER MATTERS

General

      The enclosed proxy is solicited on behalf of Smith & Wesson Holding Corporation, a Nevada corporation, by our Board of Directors for use at our Annual Meeting of Stockholders to be held on September 13, 2004 at 9:00 a.m., or at any adjournment thereof, for the purposes set forth in this proxy statement and in the accompanying meeting notice. The meeting will be held at the Camelback Inn, 5402 East Lincoln Drive, Scottsdale, Arizona.

      These proxy solicitation materials were first mailed on or about August 10, 2004 to all stockholders entitled to vote at the meeting.

Voting Securities and Voting Rights

      Stockholders of record at the close of business on July 30, 2004, which we have set as the record date, are entitled to notice of and to vote at the meeting. On the record date, there were issued and outstanding 31,064,048 shares of our common stock, $0.001 par value per share.

      The presence, in person or by proxy, of the holders of a majority of the total number of shares of common stock outstanding constitutes a quorum for the transaction of business at the meeting. Each stockholder voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting. Assuming that a quorum is present, the nine persons receiving the largest number of “for” votes of common stock of our company present in person or represented by proxy at the meeting and entitled to vote (a plurality) will be elected directors. The approval of the proposals to authorize Serial Preferred Stock and to our amend and restate our Articles of Incorporation require the affirmative vote of a majority of our outstanding common stock. Assuming that a quorum is present, the affirmative vote of a majority of the shares of common stock of our company present in person or represented by proxy at the meeting and entitled to vote is required (1) for the approval of our 2004 Incentive Compensation Plan, and (2) for the ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditor of our company for the fiscal year ending April 30, 2005.

      Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

Voting of Proxies

      When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted (1) “for” the election of the nominees set forth in this proxy statement, (2) “for” the approval of our 2004 Incentive Compensation Plan, (3) “for” the proposal to authorize Serial Preferred Stock, (4) “for” the approval of our Amended and Restated Articles of Incorporation, and (5) “for” the ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditor of our company for the fiscal year ending April 30, 2005.

Revocability of Proxies

      Any person giving a proxy may revoke the proxy at any time before its use by delivering to us either a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Solicitation

      We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or telegram, without additional compensation.

Annual Report and Other Matters

      Our 2004 Annual Report to Stockholders, which was mailed to stockholders with or preceding this proxy statement, contains financial and other information about our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained in the “Compensation Committee Report on Executive Compensation,” “Report of the Audit Committee,” and “Performance Graph” below shall not be deemed “filed” with the Securities and Exchange Commission, or the SEC, or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

      We will provide, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended April 30, 2004 as filed with the SEC to each stockholder of record as of the record date that requests a copy in writing. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense we incur in furnishing such exhibits. Any such requests should be directed to our company’s secretary at our executive offices set forth in this proxy statement.

ELECTION OF DIRECTORS

Nominees

      Our Articles of Incorporation and bylaws provide that the number of directors shall be fixed from time to time by resolution of our Board of Directors. All directors are elected at each annual meeting of our stockholders for a term of one year and hold office until their successors are elected and qualified.

      A board of nine directors is to be elected at this meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named below. All of the nominees currently are directors of our company. In the event that any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee designated by our current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

      The Board of Directors recommends a vote “for” the nominees listed below.

      The following table sets forth certain information regarding the nominees for directors of our company:

Name	Age	Position

G. Dennis Bingham	57	Chairman of the Board
Robert L. Scott	58	Vice Chairman of the Board
Roy C. Cuny	51	President, Chief Executive Officer, and Director
John B. Furman	60	Director
Colton R. Melby	47	Director
James J. Minder	74	Director
Barry M. Monheit	57	Director
Mitchell A. Saltz	52	Director
I. Marie Wadecki	55	Director

      G. Dennis Bingham has served as a director of our company since September 2002. Since May 2000, Mr. Bingham has been a Vice President of Business Valuation of Shenehon Company, a business valuation and real estate appraisal firm headquartered in Minneapolis, Minnesota. From 1988 through April 2000, Mr. Bingham was an independent business consultant, specializing in financial consulting to closely held businesses in Minneapolis, Minnesota. In 1990, Mr. Bingham founded a computer networking equipment company in Minneapolis, Minnesota, which was acquired by Ascend Communications, Inc. in 1996. Prior to 1988, Mr. Bingham was a financial executive for Munsingwear, Inc., an apparel manufacturer, and Minnesota Laser Corporation, a medical equipment company. Mr. Bingham is a Certified Business Appraiser, Certified in Financial Management, and a Certified Management Accountant.

      Robert L. Scott has served as a director of our company since December 1999. Mr. Scott currently serves as a Vice President of our company. Mr. Scott served as President of our company from December 1999 until September 2002, Chairman of our wholly owned subsidiary, Smith & Wesson Corp., from January 2003 through December 5, 2003, and the President of Smith & Wesson Corp. from May 2001 until December 2002. From December 1989 to December 1999, Mr. Scott served as Vice President of Sales and Marketing and later as Vice President of Business Development of Smith & Wesson Corp. prior to its acquisition by our company.

      Roy C. Cuny has served as the President, Chief Executive Officer, and a director of our company since December 2003. Mr. Cuny also has served as the President and Chief Executive Officer of our wholly owned subsidiary, Smith & Wesson Corp., since December 2002. Mr. Cuny joined our company in October 2002 as Vice President of Operations of Smith and Wesson Corp. Mr. Cuny was President from April 2001 to July 2002 and Chief Operating Officer from April 2000 to July 2002 of Peerless Manufacturing Co., an equipment manufacturer based in Dallas, Texas. Mr. Cuny held various responsibilities, including Vice President, with Foster Wheeler Corporation, a construction and engineering company, during the 20-year period ended April 2000.

      John B. Furman has served as a director of our company since April 2004. Mr. Furman has been since February 2000 a consultant to public and private companies, with a focus on product commercialization, business transactions, and financial restructurings. Mr. Furman served as President and Chief Executive Officer and a director of Rural/ Metro Corporation, a publicly owned provider of emergency and fire protection services, from August 1998 until January 2000. Mr. Furman was a senior member of the law firm of O’Connor, Cavanagh, Anderson, Killingsworth & Beshears, a professional association, from January 1983 until August 1998; he was Associate General Counsel of Waste Management, Inc., a New York Stock Exchange-listed provider of waste management services, from May 1977 until December 1983; and Vice President, Secretary, and General Counsel of the Warner Company, a New York Stock Exchange-listed company involved in industrial mineral extractions and processing, real estate development, and solid and chemical waste management, from November 1973 until April 1977. Mr. Furman is a director of MarineMax, Inc., a New York Stock Exchange-listed company that is the nation’s largest recreational boat dealer; a director of GameTech International, Inc., a publicly owned company involved in interactive electronic bingo systems; a director and Chairman of the Audit Committee of H.E.R.C. Products, Incorporated, a publicly owned company engaged in pipe and tank cleaning for the U.S. Navy and a variety of maritime vessels; and a director of Plan Express, Inc., a privately owned provider of web enabled reprographic and distribution services to the design and construction industry.

      Colton R. Melby has served as a director of our company since May 2001. Mr. Melby is a private investor. Mr. Melby served as President and Chief Operating Officer of our company from September 2002 through December 5, 2003. In addition, Mr. Melby served as Executive Vice President of our company from May 2002 until September 2002. Prior to joining our company, Mr. Melby was a strategic investor and independent business consultant. Mr. Melby also served in a number of positions within the aerospace industry, most recently with Metal Form, Inc., a privately held Kent, Washington-based aerospace manufacturing company, where he was President and Chief Executive Officer from 1987 to September 1999.

      James J. Minder has served as a director of our company since May 2001. Mr. Minder has been President of Amherst Consulting Co., LLC, a management consulting firm, since July 1997. From 1976 to 1997, Mr. Minder served as president and Chief Executive Officer of Spectrum Human Services, Inc., a Michigan-based provider of counseling and mental health treatment services for neglected, abused, and developmentally disabled children and families, which Mr. Minder founded in 1976.

      Barry M. Monheit has served as a director of our company since February 2004. Mr. Monheit has been since July 1992 associated in various capacities with FTI Consulting, Inc., a multi-disciplined consulting firm listed on the New York Stock Exchange, serving as the President of its Financial Consulting Division from May 1999 through November 2001. Mr. Monheit was a partner with Arthur Andersen & Co. from August 1988 until July 1992, serving as partner-in-charge of its New York Consulting Division and partner-in-charge of its U.S. Bankruptcy and Reorganization Practice.

      Mitchell A. Saltz has served as a director of our company since October 1998. Mr. Saltz is a private investor. Mr. Saltz served as Chairman of the Board and Chief Executive Officer of our company from February 1998 through December 5, 2003.

      I. Marie Wadecki has served as a director of our company since September 2002. Ms. Wadecki has been the Corporate Budget Director of the McLaren Health Care Corporation, a Michigan-based four hospital health care system, since January 2001. Ms. Wadecki has been with McLaren for more than 30 years, holding positions of increasing responsibility. From January 1996 through December 2000, Ms. Wadecki served as McLaren Regional Medical Center Budget Manager. Ms. Wadecki is a member of both the American College of Healthcare Executives and Hospital Financial Management Association.

      Directors hold office as provided in our Articles of Incorporation. Officers serve at the pleasure of our Board of Directors.

Information Relating to Corporate Governance and the Board of Directors

      Our bylaws authorize our Board of Directors to appoint from among its members one or more committees consisting of one or more directors. Our Board of Directors has created three standing committees: an Audit Committee, a Compensation Committee, and a Nominations and Corporate Governance Committee. Our Board of Directors has determined, after considering all the relevant facts and circumstances, that Messrs. Bingham, Furman, Minder, and Monheit and Ms. Wadecki are independent directors, as “independence” is defined in the rules of the American Stock Exchange, because they have no material relationship with our company (either directly or as a partner, stockholder, or officer of an organization that has a relationship with us). Messrs. Cuny and Scott, who are current employees of our company, are employee directors; and Messrs. Melby and Saltz, who are former employees of our company, are non-employee directors.

      Our Board of Directors has adopted charters for the Audit, Compensation, and Nominations and Corporate Governance Committees describing the authority and responsibilities delegated to each committee by the board. Our Board of Directors has also adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and a Code of Ethics for the CEO and Senior Financial Officers. We post on our website at www.smith-wesson.com, the charters of our Audit, Compensation, and Nominations and Corporate

Governance Committees; our Corporate Governance Guidelines, Code of Conduct and Ethics, and Code of Ethics for the CEO and Senior Financial Officers, and any amendments or waivers thereto; and any other corporate governance materials contemplated by SEC or American Stock Exchange regulations. These documents are also available in print to any stockholder requesting a copy in writing from our corporate secretary at our executive offices set forth in this proxy statement.

      We regularly schedule executive sessions in which independent directors meet without the presence or participation of management. The Chairman of the Board serves as the presiding director of such executive sessions.

      Interested parties may communicate with our Board of Directors or specific members of our Board of Directors, including the members of our various board committees, by submitting a letter addressed to the Board of Directors of Smith & Wesson Holding Corporation c/o any specified individual director or directors at the address listed herein. Any such letters are sent to the indicated directors.

The Audit Committee

      The purpose of the Audit Committee is to assist the oversight of our Board of Directors of the integrity of the financial statements of our company, our company’s compliance with legal and regulatory matters, the independent auditor’s qualifications and independence, and the performance of our company’s independent auditor. The primary responsibilities of the Audit Committee are set forth in its charter and include various matters with respect to the oversight of our company’s accounting and financial reporting process and audits of the financial statements of our company on behalf of the Board of Directors. The Audit Committee also selects the independent certified public accountants to conduct the annual audit of the financial statements of our company; reviews the proposed scope of such audit, reviews accounting and financial controls of our company with the independent auditor and our financial accounting staff; and reviews and votes upon, as appropriate, transactions between us and our directors, officers, and their affiliates.

      The Audit Committee currently consists of Messrs. Bingham, Furman, and Monheit, each of whom is an independent director of our company under the rules of the American Stock Exchange as well as under rules adopted by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. The Board of Directors has determined that each of Messrs. Bingham, Furman, and Monheit, whose backgrounds are detailed above, qualifies as an “audit committee financial expert” in accordance with applicable rules and regulations of the SEC. Mr. Bingham serves as the Chairman of the Audit Committee.

The Compensation Committee

      The purpose of the Compensation Committee, as directed by the Board of Directors, is to determine and approve, or recommend to the Board of Directors, the compensation of our Chief Executive Officer and our other executive officers, and consider the grant of stock options to our Chief Executive Officer and our other executive officers under our stock option plans. The Compensation Committee currently consists of Messrs. Monheit and Minder and Ms. Wadecki, with Mr. Monheit serving as Chairman.

The Nominations and Corporate Governance Committee

      The purpose and responsibilities of the Nominations and Corporate Governance Committee include the identification of individuals qualified to become board members, the selection or recommendation to the Board of Directors of nominees to stand for election as directors at each election of directors, the development and recommendation to the Board of Directors of a set of corporate governance principles applicable to our company, the oversight of the selection and composition of committees of the Board of Directors, and the oversight of the evaluations of the Board of Directors and management. The Nominations and Corporate Governance Committee currently consists of Messrs. Bingham and Minder and Ms. Wadecki. Ms. Wadecki currently chairs the committee.

      The Nominations and Corporate Governance committee will consider persons recommended by stockholders for inclusion as nominees for election to our Board of Directors if the names, biographical data, and qualifications of such persons are submitted in writing in a timely manner addressed and delivered to our company’s secretary at the address listed herein. The Nominations and Corporate Governance Committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our Board of Directors. As discussed above, the members of the Nominations and Corporate Governance Committee are independent, as that term is defined under the rules of the American Stock Exchange.

      Our Board of Directors held a total of 13 meetings during the fiscal year ended April 30, 2004. During the fiscal year ended April 30, 2004, the Audit Committee held 13 meetings; the Compensation Committee held seven meetings; and the Nominations and Corporate Governance Committee held six meetings. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of our Board of Directors, and (ii) the total number of meetings held by all committees of our Board of Directors on which he or she was a member. We encourage each of our directors to attend each annual meeting of stockholders. To that end, and to the extent reasonably practicable, we regularly schedule a meeting of the Board of Directors on the same day as our annual meeting of stockholders.

Director Compensation and Other Information

      We pay each non-employee director an annual retainer in the amount of $60,000. The non-executive Chairman of the Board and the non-executive Chairman of the Audit Committee each receives an extra $12,000 per year over the standard outside director compensation, and the non-executive chairs of the Compensation Committee and the Nominations and Corporate Governance Committees each receives an extra $6,000. The non-executive Chairman and committee Chairs can elect to receive stock options in lieu of their extra cash retainers, with the amount of such options to be determined by multiplying the dollar amount of the retainer by three and dividing the product by the then trading price of our common stock. We also reimburse each non-employee director for travel and related expenses incurred in connection with attendance at Board and committee meetings. Employees who also serve as directors receive no additional compensation for their services as a director.

      Each non-employee director receives an automatic grant of options to purchase 10,000 shares of our common stock at the time of the meeting of our Board of Directors held immediately following each annual meeting of stockholders. In the future, each non-employee director will receive an automatic grant of options to acquire 25,000 shares of our common stock on the date of his or her first appointment or election to our Board of Directors. Previously, each new director received an automatic grant of options to acquire 10,000 shares.

EXECUTIVE COMPENSATION

Summary of Cash and Other Compensation

      The following table sets forth, for the fiscal years ended April 30, 2002, 2003, and 2004, the total compensation for services in all capacities to us and our subsidiaries received by our Chief Executive Officer, our four most highly compensated executive officers whose aggregate cash compensation exceeded $100,000 for the fiscal year ended April 30, 2004, and two officers who left our company in fiscal 2004 whose aggregate cash compensation exceeded $100,000.

Summary Compensation Table

				Long Term
				Compensation

				Awards

	Annual Compensation(1)			Securities
				Underlying		All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	Options (#)(3)		Compensation ($)

Roy C. Cuny(4)	2004	$245,264	$125,000	—			$353,299	(5)
President, Chief Executive Officer,	2003	102,356	100,000	300,000			25,544	(5)
and director	2002	—	—	—
John A. Kelly(6)	2004	$188,212	$94,666	—		$
Chief Financial Officer	2003	180,972	64,062	100,000
and Treasurer	2002	170,966	97,930	400,000
Ann B. Makkiya(7)	2004	$84,240	$28,501	—		$
Secretary and Corporate Counsel	2003	74,772	8,749	25,000
	2002	28,420	—	—
Robert L. Scott(8)	2004	$240,032	$120,000	—			$32,407	(9)
Former Chairman of	2003	240,032	111,852	—			29,366	(9)
Smith & Wesson Corp.	2002	240,032	300,000	5,000,000
Mitchell A. Saltz(10)	2004	$175,000	$—	95,000			$125,000	(12)
Former Chairman and	2003	300,000	—	95,000	(11)		24,079	(12)
Chief Executive Officer	2002	240,000	—	5,000,000
Colton R. Melby(13)	2004	$140,000	$—	95,000			$100,000	(14)
Former President and	2003	240,000	—	95,000	(11)
Chief Operating Officer	2002	—	—	—

(1)	Certain executive officers also received certain perquisites, the value of which did not exceed the lesser of 10% of the annual salary and bonus or $50,000.

(2)	Bonuses generally are paid after the end of the applicable fiscal year.

(3)	The exercise price of all options granted were equal to or greater than the fair market value of our common stock on the date of grant.

(4)	Mr. Cuny became President and Chief Executive Officer of our company in December 2003. Mr. Cuny served as the President and Chief Executive Officer of our wholly owned subsidiary, Smith & Wesson Corp., from January 2003 until December 2003 and Vice President of Operations of Smith & Wesson Corp. from October 2002 until January 2003.

(5)	Reimbursement of relocation and temporary living expenses.

(6)	Mr. Kelly became Chief Financial Officer and Treasurer of our company in February 2004. Mr. Kelly served as Vice President-Finance and Chief Financial Officer of Smith & Wesson Corp. from August 1994 until February 2004.

(7)	Ms. Makkiya became Secretary and Corporate Counsel of our company in February 2004. Ms. Makkiya was previously Corporate Counsel of Smith & Wesson Corp.

(8)	Mr. Scott served as Chairman of Smith & Wesson Corp. from January 2003 through December 5, 2003.

(9)	Represents $32,407 for temporary living expenses for fiscal 2004 and $25,508 for membership dues and $3,866 for automobile expenses for fiscal 2003.

(10)	Mr. Saltz served as Chairman of the Board and Chief Executive Officer of our company from February 1998 through December 5, 2003.

(11)	The options expired in accordance with their terms.

(12)	Represents $125,000 in severance payments for fiscal 2004 and $15,600 for reimbursement of certain medical expenses and $8,479 for life and long-term disability insurance for fiscal 2003.

(13)	Mr. Melby served as President and Chief Operating Officer of our company from September 2002 until December 5, 2003.

(14)	Represents $100,000 in severance payments for fiscal 2004.

Option Grants

      The following table sets forth certain information with respect to stock options granted to the named executive officers in the fiscal year ended April 30, 2004.

Option Grants in Last Fiscal Year

	Individual Grants				Potential Realizable
Value at Assumed
	Number of	Percent of			Annual Rates of Stock
	Securities	Total Options			Price Appreciation for
	Underlying	Granted to	Exercise		Option Term(1)
	Options	Employees in	Price Per	Expiration
Name	Granted	Fiscal Year	Share	Date	5%	10%

Roy C. Cuny	—	—	—	—	—	—
John A. Kelly	—	—	—	—	—	—
Ann B. Makkiya	—
Robert L. Scott	—	—	—	—	—	—
Mitchell A. Saltz	95,000 (2)	32.20%	$1.65	3/22/14	$98,579	$249,819
Colton R. Melby	95,000 (2)	32.20%	$1.65	3/22/14	$98,579	$249,819

(1)	Potential gains are net of the exercise price, but before taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with the rules of the SEC and do not represent our estimate or projection of the future price of our common stock. Actual gains, if any, on stock option exercises will depend upon the future market prices of our common stock.

(2)	All of these options are immediately exercisable.

Option Exercises and Option Holdings

      The following table contains certain information with respect to options held by the named executive officers as April 30, 2004.

Fiscal Year-End Option Values

			Value of Unexercised
	Number of Unexercised		In-the Money Options
	Options at Fiscal Year-End		at Fiscal Year-End(1)

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Roy C. Cuny	100,000	200,000	$22,000	$44,000
John A. Kelly	300,001	199,999	$227,667	$135,333
Ann B. Makkiya	8,334	16,666	$3,584	$7,166
Robert L. Scott	—	—	—	—
Mitchell A. Saltz	95,000	—	—	—
Colton R. Melby	95,000	—	—	—

(1)	Calculated based upon the April 30, 2004, American Stock Exchange closing price of $1.61 per share, multiplied by the number of shares held, less the aggregate exercise price for such shares.

Employment and Severance Agreements

      We and Roy C. Cuny are parties to an Employment Agreement, dated October 22, 2002. The agreement provides for an initial term of one year, with an automatic two year renewal unless we or Mr. Cuny elect otherwise with at least 90 days’ prior notice before the expiration date of any then-applicable term. Under the agreement, Mr. Cuny is now entitled to an annual salary of $250,000 and may receive fringe benefits and performance bonuses from time to time as agreed to in writing by us and Mr. Cuny. In addition, as consideration for certain non-compete and confidentiality covenants in the agreement, Mr. Cuny became entitled to receive stock options to purchase 300,000 shares of common stock under our 2001 Stock Option Plan. The options have an exercise price equal to the market price as of October 22, 2002 and vest in three annual installments. In the event we terminate Mr. Cuny’s employment without “cause” before the expiration of any then-applicable term, Mr. Cuny is entitled to continued compensation for the 12 months following such termination, consisting solely of Mr. Cuny’s base salary as of the date of termination multiplied by 1.5, and any fringe benefits in place as of the date of termination. “Cause” is defined in the agreement to mean personal dishonesty, substantial and intentional failure to perform reasonably delegated duties, willful misconduct, material breach of fiduciary duty involving personal profit, uncured material breaches of the agreement, willful violation of any material law, rule, or regulation resulting in a detriment to our company or reflecting on our company’s integrity (other than minor traffic infractions or similar minor offenses), or a material breach of any term of the agreement.

      We and Robert L. Scott are parties to an employment agreement dated as of May 11, 2004 providing for Mr. Scott to serve as Interim Vice President of Sales and Marketing. The agreement provides for monthly salary of $13,300 and for Mr. Scott to participate in our medical, dental, life, long-term disability and accident, and vacation plans. The agreement expires in November 2004.

      On December 5, 2003, Messrs. Saltz and Melby resigned as Chairman and Chief Executive Officer and as President and Chief Operating Officer, respectively, of our company and entered into severance agreements with us. The severance agreements provide them with the salary plus certain benefits they were receiving at the time of resignation through December 31, 2004. We also agreed to provide them with an office and secretary at comparable rent as being paid by us in December 2003 for our corporate headquarters office. Messrs. Saltz and Melby also agreed that, in connection with all votes of stockholders of our company on or before December 31, 2005, they would not directly or indirectly cause or permit any shares beneficially owned by either of them to be voted for any person other than the nominees recommended by the Nominations Committee of the Board of Directors of our company and nominated by the Board of Directors. These voting obligations did not apply if either Mr. Saltz or Mr. Melby is not recommended by the Nominations Committee to be nominated to stand for election to the Board of Directors by the stockholders. Our Board of Directors subsequently determined that it was not appropriate to deny Messrs. Saltz and Melby voting rights and restored those rights in March 2004. Mr. Melby also surrendered pre-emptive stock purchase rights previously granted to him.

2001 Employee Stock Purchase Plan

      Our 2001 employee stock purchase plan is designated to encourage stock ownership in our company by our employees, thereby enhancing employee interest in our continued success. The plan was adopted by our Board of Directors in November 2001 and approved by our stockholders in February 2002. Our Board of Directors amended the plan in May 2004. There are 10,000,000 shares of our common stock currently reserved for issuance under the plan. The plan is currently administered by our Board of Directors. Under the plan’s terms, however, the board may appoint a committee to administer the plan. The plan gives broad powers to the board or the committee to administer and interpret the plan.

      The plan permits employees to purchase our common stock at a favorable price and possibly with favorable tax consequences to the participants. All employees of our company or of those subsidiaries designated by the board who are regularly scheduled to work at least 20 hours per week for more than five months per year are eligible to participate in any of the purchase periods of the plan. However, any participant who would own, as determined under the Internal Revenue Code, immediately after the grant of an option, stock possessing 5% or more of the total combined voting power or value of all classes of the stock of our company will not be granted an option under the plan.

      The plan as revised is implemented in a series of successive offering periods, each with a maximum duration of six months. If the fair market value per share of our common stock on any purchase date is less than the fair market value per share on the start date of a six-month offering period, then that offering period will automatically terminate, and a new six-month offering period will begin on the next business day. All participants in the terminated offering will be transferred to the new offering period.

      All eligible employees automatically are participants. Eligible employees may elect to participate in the plan on April 1 or October 1 of each year. Subject to certain limitations determined in accordance with calculations set forth in the plan, a participating employee is granted the right to purchase shares of common stock on the last business day on or before each March 30 and September 30 during which the employee is a participant in the plan. Upon enrollment in the plan, the participant authorizes a payroll deduction, on an after-tax basis, in an amount of not less than 1% and not more than 20% of the participant’s compensation on each payroll date. Payment on the initial purchase date in the first offering period will be a lump-sum payment unless the participant elects otherwise. Unless the participant withdraws from the plan, the participant’s option for the purchase of shares will be exercised automatically on each exercise date, and the maximum number of full shares subject to the option will be purchased for the participant at the applicable exercise price with the accumulated plan contributions then credited to the participant’s account under the plan. The option exercise price per share may not be less than 85% of the lower of the market price on the first day of the offering period or the market price on the exercise date, unless the participant’s entry date is not the first day of the offering period, in which case the exercise price may not be lower than 85% of the greater of the market price on the first day of the offering period or the market price of the common stock on the entry date.

      As required by tax law, no participant may receive an option under the plan for shares that have a fair market value in excess of $25,000 for any calendar year, determined at the time the option is granted. Any funds not used to purchase shares will remain credited to the participant’s bookkeeping account and applied to the purchase of shares of common stock in the next succeeding purchase period. No interest is paid on funds withheld, and those funds are used by our company for general operating purposes.

      No plan contributions or options granted under the plan are assignable or transferable, other than by will or by the laws of descent and distribution or as provided under the plan. During the lifetime of a participant, an option is exercisable only by that participant. The expiration date of the plan will be determined by the board and may be made any time following the close of any six-month exercise period, but may not be longer than

10 years from the date of the grant. If our company dissolves or liquidates, the offering period will terminate immediately prior to the consummation of that action, unless otherwise provided by the board. In the event of a merger or a sale of all or substantially all of our company’s assets, each option under the plan will be assumed or an equivalent option substituted by the successor corporation, unless the board, in its sole discretion, accelerates the date on which the options may be exercised. The unexercised portion of any option granted to an employee under the plan will be automatically terminated immediately upon the termination for any reason, including retirement or death, of the employee’s employment.

      The plan provides for adjustment of the number of shares for which options may be granted, the number of shares subject to outstanding options, and the exercise price of outstanding options in the event of any increase or decrease in the number of issued and outstanding shares as a result of one or more reorganizations, restructurings, recapitalizations, reclassifications, stock splits, reverse stock splits, or stock dividends.

      The board or the committee may amend, suspend, or terminate the plan at any time, provided that such amendment may not adversely affect the rights of the holder of an option and the plan may not be amended if such amendment would in any way cause rights issued under the plan to fail to meet the requirements for employee stock purchase plans as defined in Section 423 of the Internal Revenue Code, or would cause the plan to fail to comply with Rule 16b-3 under the Exchange Act.

      Our stockholders will not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the plan. If any option granted under the plan expires or terminates for any reason other than having been exercised in full, the unpurchased shares subject to that option will again be available for purposes of the plan.

2001 Stock Option Plan

      We currently have a stock option plan. The stock option plan has been approved by our stockholders. The eligible persons under the plan are key employees of our company. Eligible persons under the plan include key personnel (including directors and executive officers), consultants, and independent contractors who perform valuable services for us or our subsidiaries.

      An aggregate of 10,000,000 shares of our common stock may be issued upon exercise of options granted under the plan. If any option terminates or expires without having been exercised in full, stock not issued under such option will become available for reissuance under the plan. There were outstanding issued but unexercised options to acquire 2,291,734 shares of our common stock at an average exercise price of $1.17 per share under the plan as of June 30, 2004.

      The plan may be administered by the Board of Directors or a committee of the board. The Board of Directors or committee determines the persons to receive awards, the type and number of awards to be granted, the vesting and exercisability of the award, and any other conditions to which the award is subject.

      If any change in our common stock occurs through merger, consolidation, reorganization, capitalization, stock dividend, split-up, combination of shares, exchange of shares, change in corporate structure, or otherwise, adjustments will be made as to the maximum number of shares subject to the plan and the number of shares and exercise price per share of stock subject to outstanding options.

      The stockholders will be considering a proposal to approve a 2004 Incentive Compensation Plan. If approved, that plan will replace the 2001 Stock Option Plan.

Proposed 2004 Incentive Compensation Plan

      The Board of Directors has approved a new 2004 Incentive Compensation Plan, which will be effective upon approval by our stockholders. See “Proposal to Approve Our 2004 Incentive Compensation Plan.” If this new plan is approved, the 2001 Stock Option Plan will terminate and all new grants covering all participants will be under 2004 Incentive Compensation Plan.

Equity Compensation Plan Information

      The following table sets forth information with respect to our common stock that may be issued upon the exercise of stock options under our Stock Option Plan as of June 30, 2004.

	(a) Number of		(c) Number of Securities
	Securities to be		Remaining Available for
	Issued Upon	(b) Weighted	Future Issuance Under
	Exercise of	Average Exercise	Equity Compensation
	Outstanding	Price of Outstanding	Plans (Excluding
	Options, Warrants,	Options, Warrants,	Securities Reflected in
Plan Category	and Rights	and Rights	Column (a))

Equity Compensation Plans Approved by Stockholders	2,291,734	$1.17	16,997,244
Equity Compensation Plans Not Approved by Stockholders	10,000,000	$0.89	—

Total	12,291,734	$0.94	16,997,244

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Overview and Philosophy

      Our Board of Directors has appointed a Compensation Committee, consisting exclusively of independent directors. The Compensation Committee as directed by the Board of Directors, determines and approves, or makes recommendations to the Board of Directors with respect to, the compensation of our Chief Executive Officer and other executive officers and considers the grant of stock options to our Chief Executive Officer and other executive officers under our stock option plan. The committee generally reviews base salary levels for executive officers of our company at the beginning of each fiscal year and recommends bonuses at the end of each fiscal year based upon our company’s and individual performance. The Compensation Committee held seven meetings during fiscal 2004.

      The compensation program for executive officers consists primarily of base salary, performance based bonuses, and long-term incentives in the form of stock options. Executives also participate in other benefit plans, including medical and retirement plans, which generally are available to all regular full-time employees of our company. In addition to or in lieu of stock options, we may compensate our executives with other long-term equity incentives, such as grants of restricted stock.

      Our philosophy is to pay base salaries to executives at levels that enable us to attract, motivate, and retain highly qualified executives. The bonus program is designed to reward individuals for performance based primarily on our financial results, including revenue and profitability, as well as the achievement of personal and corporate objectives that contribute to our long-term success in building stockholder value.

Base Salary and Annual Incentives

      We generally follow a subjective and flexible approach, rather than an objective or formula approach, to compensation. Various factors receive consideration without any particular weighting or emphasis on any one factor. From time to time, however, we follow compensation guidelines to emphasize certain goals. In fiscal 2004, our incentive compensation program stressed net after tax income.

      Base salaries for executive officers are established relative to our financial performance, experience levels, and comparable positions in similarly sized companies. From time to time, we may use competitive surveys and outside consultants to help determine the relative competitive pay levels. We target base pay at the level required to attract and retain highly qualified executives. In determining salaries, the committee also takes into account individual experience and performance, salary levels relative to other positions within our company, and our specific needs. The Committee’s evaluation of the factors described above is subjective, and the committee does not assign a particular weight to any one factor.

      Annual incentive awards are based on our financial performance and the efforts of our executives. Performance is measured based on profitability, revenue, and other financial measures. The Compensation Committee granted bonuses for fiscal 2004 in line with the executive compensation program of our company for fiscal 2004.

Stock Option Grants

      We strongly believe in tying executive rewards directly to our long-term success and increases in stockholder value through grants of stock options. Stock option grants also will enable executives to develop and maintain a significant stock ownership position in our company. The amount of options granted takes into account options previously granted to an individual. During fiscal 2004, we did not grant options to acquire shares of our common stock to our executive officers.

Other Benefits

      Executive officers are eligible to participate in benefit programs maintained for all of our full-time employees. These programs include medical insurance, a qualified defined investment plan, a non-contributory profit sharing plan, and a medical program.

Compensation of the President and Chief Executive Officer

      During fiscal 2004, the committee evaluated the factors described above in determining the base salary and other compensation of Roy C. Cuny, our President and Chief Executive Officer. We have an employment agreement with Mr. Cuny. See “Executive Compensation — Employment Agreements.” We paid Mr. Cuny a base salary of approximately $245,000 during fiscal 2004 as provided under the employment agreement. We paid to Mr. Cuny a cash bonus of $125,000 for his performance during fiscal 2004 in line with the executive compensation program of our company for fiscal 2004.

Deductibility of Executive Compensation

      Section 162(m) of the Internal Revenue Code currently limits the deductibility for federal income tax purposes of compensation paid to each of any publicly held corporation’s chief executive officer and four other most highly compensated executive officers. We may deduct certain types of compensation paid to any of these individuals only to the extent that such compensation during any fiscal year does not exceed $1.0 million. Qualifying performance-based compensation is not subject to the deduction limits if certain requirements are met. We do not believe that our compensation arrangements with any of our executive officers will exceed the limits on deductibility during our current fiscal year. We also intend to structure the performance-based portion of the compensation of our executive officers in a manner that complies with Section 162(m).

      This report has been furnished by the Compensation Committee of our Board of Directors.

Barry M. Monheit, Chairman

James J. Minder
I. Marie Wadecki

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During the fiscal year ended April 30, 2004, our Compensation Committee consisted of Messrs. Monheit and Minder and Ms. Wadecki. None of these individuals had any contractual or other relationships with us during the fiscal year except as directors.

REPORT OF THE AUDIT COMMITTEE

      The Board of Directors has appointed an Audit Committee, consisting of three independent directors. All of the members of the Audit Committee are “independent” of our company and management, as independence is defined in applicable rules of the American Stock Exchange and the Securities and Exchange Commission.

      The purpose of the Audit Committee is to assist the oversight of our Board of Directors in the integrity of the financial statements of our company, our company’s compliance with legal and regulatory matters, the independent auditor’s qualifications and independence, and the performance of our company’s independent auditor. The primary responsibilities of the committee include overseeing our company’s accounting and financial reporting process and audits of the financial statements of our company on behalf of the Board of Directors.

      Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditor is responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

      In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements with management and the independent auditor. The committee discussed with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61. This included a discussion of the auditor’s judgments as to the quality, not just the acceptability, of our company’s accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee received from the independent auditor written disclosures and the letter required by Independence Standards Board Standard No. 1. The committee also discussed with the independent auditor the auditor’s independence from management and our company, including the matters covered by the written disclosures and letter provided by the independent auditor.

      The committee discussed with the independent auditor the overall scope and plans for its audit. The committee met with the independent auditor, with and without management present, to discuss the results of the examinations, its evaluations of our company, the internal controls, and the overall quality of the financial reporting. The committee held 13 meetings during the fiscal year ended April 30, 2004.

      Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended April 30, 2004 for filing with the SEC.

      Our Board of Directors has amended and restated the charter of the Audit Committee to reflect, among other things, requirements of recently adopted federal legislation, including the Sarbanes-Oxley Act of 2002, new rules adopted by the SEC, and amended rules of the American Stock Exchange. A copy of the Audit Committee Charter is included as Appendix A to this proxy statement.

      The report has been furnished by the Audit Committee of our Board of Directors.

G. Dennis Bingham, Chairman
John B. Furman

Barry M. Monheit

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires our directors, officers, and persons that own more than 10 percent of a registered class of our company’s equity securities to file reports of ownership and changes in ownership with the SEC. Directors, officers, and greater than 10% stockholders are required by SEC regulations to furnish our company with copies of all Section 16(a) forms they file.

      Based solely upon our review of the copies of such forms received by us during the fiscal year ended April 30, 2004, and written representations that no other reports were required, we believe that each person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10 percent of our common stock complied with all Section 16(a) filing requirements during such fiscal year, except that Messrs. Melby, Monheit, and Saltz each filed a late Form 4 relating to one option grant, and Mr. Monheit filed a late Form 3 and a late Form 4 covering three reportable purchase transactions.

PERFORMANCE GRAPH

      The following line graph compares cumulative total stockholder returns for the five years ended April 30, 2004 for (1) our common stock; (2) the Standard and Poor’s SmallCap 600 Index; (3) Sturm, Ruger and Company, Inc., which is the most direct comparable; and (4) a peer group consisting of Sturm, Ruger and Company, Inc. as well as Armor Holding, Inc; Ceradyne Inc.; DHB Industries, Inc.; and Mace Security International Inc. The graph assumes an investment of $100 on May 1, 2002. The calculations of cumulative stockholder return on the SmallCap 600, and the peer group include reinvestment of dividends. The calculation of cumulative stockholder return on our common stock does not include reinvestment of dividends because we did not pay any other dividends during the measurement period. The performance shown is not necessarily indicative of future performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG SMITH & WESSON HOLDING CORPORATION,
THE S & P SMALLCAP 600 INDEX AND TWO PEER GROUPS

*	$100 invested on 4/30/99 in stock or index-including reinvestment of dividends. Fiscal year ending April 30.

Copyright © 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/ S&P.htm

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of our common stock on June 30, 2004, except as indicated, by (1) each director and each named executive officer of our company, (2) all directors and executive officers of our company as a group, and (3) each person known by us to own more than 5% of our common stock.

	Shares Beneficially Owned

Name of Beneficial Owner	Number(1)		Percent(2)

Roy C. Cuny	103,069	(3)	*
John A. Kelly	308,489	(4)	1.0
Ann B. Makkiya	9,551	(5)	*
G. Dennis Bingham	13,800	(6)	*
John B. Furman	10,000	(7)	*
Colton R. Melby	7,416,152	(8)	23.8%
James J. Minder	60,000		*
Barry M. Monheit	51,600	(9)	*
Mitchell A. Saltz	8,437,900	(10)	23.3%
Robert L. Scott	5,250,000	(11)	14.6%
I. Marie Wadecki	10,000	(12)	*
All directors and executive officers as a group (11 persons)	21,696,761		52.0%

*	Less than 1% of the outstanding shares of common stock

(1)	Includes, when applicable, shares owned of record by such person’s minor children and spouse and by other related individuals and entities over whose shares of common stock such person has custody, voting control, or power of disposition. Also includes shares of common stock that the identified person had the right to acquire within 60 days of June 30, 2004 by the exercise of vested stock options and warrants.

(2)	The percentages shown include the shares of common stock that the person will have the right to acquire within 60 days of June 30, 2004. In calculating the percentage of ownership, all shares of common stock which the identified person will have the right to acquire within 60 days of June 30, 2004 upon the exercise of vested stock options and warrants are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by any other person.

(3)	Includes 100,000 shares of common stock issuable upon exercise of vested stock options.

(4)	Includes 300,001 shares of common stock issuable upon exercise of vested stock options.

(5)	Includes 8,334 shares of common stock issuable upon exercise of vested stock options.

(6)	Includes 10,000 shares of common stock issuable upon exercise of vested stock options.

(7)	Includes 10,000 shares of common stock issuable upon exercise of vested stock options.

(8)	Includes 95,000 shares of common stock issuable upon exercise of vested stock options.

(9)	Includes 10,000 shares of common stock issuable upon exercise of vested stock options.

(10)	Includes 95,000 shares of common stock issuable upon exercise of vested stock options and 5,000,000 shares issuable upon exercise of a warrant. Does not include 275,000 shares owned by Mr. Saltz’ spouse, Sherry L. Noreen, a former director and the former Secretary of our company.

(11)	Includes 5,000,000 shares of common stock issuable upon exercise of a warrant.

(12)	Includes 10,000 shares of common stock issuable upon exercise of vested stock options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In May 2001, we borrowed $5 million from Colton R. Melby in order to acquire Smith & Wesson Corp. The loan accrued interest at the rate of 12%. Mr. Melby received warrants to purchase 7,094,500 shares of our common stock at $.40 per share, and his brothers received warrants to purchase 375,000 shares each at $.80 per share. In March 2002, Mr. Melby exercised the warrants in their entirety by applying $2,837,800 of the loan balance to exercise his warrants and applying the $2,162,200 remaining loan balance to purchase an additional 1,310,424 shares. Mr. Melby’s brothers exercised their warrants in May 2001. Under the loan agreement with us, Mr. Melby received pre-emptive rights with respect to the issuance of new shares of our common stock for a period of six years after repayment of the loan, except with respect to stock issued to employees, directors and consultants. In connection with various arrangements with our company, Mr. Melby surrendered these pre-emptive rights.

      In addition, our company has entered into indemnification agreements with each of our directors and executive officers. These agreements require us to indemnify such individuals, to the fullest extent permitted by Nevada law, for certain liabilities to which they may become subject as a result of their affiliation with our company.

PROPOSAL TO APPROVE OUR 2004 INCENTIVE COMPENSATION PLAN

      Our 2004 Incentive Compensation Plan was adopted by our Board of Directors on May 24, 2004. The full text of the 2004 Incentive Compensation Plan is included as Appendix B to this proxy statement. Our 2004 Incentive Compensation Plan is designed to attract, motivate, retain, and reward our executives, employees, officers, directors, and independent contractors by providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value.

      Our Board of Directors believes that it is in the best interests of our company to adopt the 2004 Incentive Compensation Plan. Our Board of Directors recommends a vote “for” the proposal to approve the 2004 Incentive Compensation Plan.

Description of the 2004 Incentive Compensation Plan

      Our 2004 Incentive Compensation Plan is designed to attract, motivate, retain, and reward our executives, employees, officers, directors, and independent contractors by providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value. Under the 2004 Incentive Compensation Plan, an aggregate number of shares of common stock equal to the lesser of (1) 15% of the shares of our common stock outstanding from time to time or (2) 10,000,000 shares of common stock is available for issuance pursuant to options granted to acquire common stock, the direct granting of restricted common stock and deferred stock, the granting of stock appreciation rights, and the granting of dividend equivalents. The number of available shares will be increased by the number of shares with respect to which awards previously granted under the plan are terminated without being exercised, expire, are forfeited or cancelled, do not vest, or are surrendered in payment of any awards or any tax withholding with respect thereto. The plan also provides for adjustment of the number of shares for which awards may be granted, the number of shares subject to outstanding awards, and the applicable exercise price of outstanding awards in the event of any increase or decrease in the number of issued and outstanding shares of our common stock as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, or stock dividends.

      The 2004 Incentive Compensation Plan may be administered by the Board of Directors or a committee of the board. The Board of Directors or committee will determine the persons to receive awards, the type and number of awards to be granted, the vesting and exercisability of the award, and any other conditions to which the award is subject. Awards may be settled in the form of cash, shares of common stock, other awards, or other property in the discretion of the Board of Directors or committee.

      The Board of Directors or committee, in its discretion, may accelerate the exercisability, the lapsing of restrictions, or the expiration of deferral or vesting periods of any award, and such accelerated exercisability, lapse, expiration, and, if so provided in the award agreement, vesting will occur automatically in the case of a “change in control” of our company. Upon the occurrence of a change in control, if so provided in the award agreement, stock options and certain stock appreciation rights may be cashed out based on a “change in control price,” which will be the higher of (a) the cash and fair market value of property that is the highest price per share paid in any reorganization, merger, consolidation, liquidation, dissolution, or sale of substantially all of the assets of our company, or (b) the highest fair market value per share at any time during the 60 days before and 60 days after a change in control.

      The Board of Directors may amend, alter, suspend, discontinue, or terminate the 2004 incentive compensation plan or the committee’s authority to grant awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our common stock are then listed or quoted. Unless terminated earlier by the Board of Directors, the 2004 Incentive Compensation Plan will terminate at such time as no shares of common stock remain available for issuance under the plan and our company has no further rights or obligations with respect to outstanding awards under the plan.

      Non-employee directors will receive an automatic grant of options to acquire 25,000 shares of our common stock on the date of their first appointment or election to our Board of Directors. Our non-employee directors also will receive an automatic grant of options to purchase 10,000 shares of our common stock at the time of the meeting of our Board of Directors held immediately following each annual meeting of stockholders. Our Chairman and the chairs of our board committees can elect to receive stock options in lieu of their extra cash retainers, with the amount of such options to be determined by multiplying the dollar amount of the retainer by three and dividing the product by the then trading price of our common stock. All of the stock paid as fees to our directors, and each of the options granted to our directors, will be granted under our 2004 Incentive Compensation plan.

Federal Income Tax Consequences

      Certain options to be granted under the 2004 Incentive Compensation Plan are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code. Accordingly, there is no taxable income to an employee when an incentive stock option is granted to him or her or when that option is exercised. The amount by which the fair market value of the shares at the time of exercise exceeds the exercise price generally is treated as an item of preference in computing the alternative minimum taxable income of the optionholder. If an optionholder exercises an incentive stock option and does not dispose of the shares within either two years after the date of the grant of the option or one year of the date the shares were transferred to the optionholder, any gain realized upon disposition will be taxable to the optionholder as a capital gain. If the optionholder does not satisfy the applicable holding periods, however, the difference between the exercise price and the fair market value of the shares on the date of exercise of the option will be taxed as ordinary income, and the balance of the gain, if any, will be taxed as capital gain. If the shares are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the employee’s ordinary income is limited to the amount realized less the exercise price paid. We will be entitled to a tax deduction only to the extent the optionholder has ordinary income upon the sale or other disposition of the shares received when the option is exercised.

      The 2004 Incentive Compensation Plan also provides for the issuance of non-qualified options and stock awards. The income tax consequences of non-qualified options and stock awards are governed by Section 83 of the Internal Revenue Code. Under Section 83, the excess of the fair market value of the shares of our common stock acquired pursuant to the grant of a stock award or the exercise of any option over the amount paid for such stock, which is referred to as excess value, must be included in the gross income of the holder in the first taxable year in which the common stock acquired by the holder is not subject to a substantial risk of forfeiture. In calculating excess value, fair market value will be determined on the date that the substantial risk of forfeiture expires, unless a Section 83(b) election is made to include the excess value in income immediately after the acquisition, in which case fair market value will be determined on the date of the acquisition. Generally, we will be entitled to a federal income tax deduction in the same taxable year that holders, including highly compensated officers, recognize income. We will be required to withhold income taxes with respect to income reportable pursuant to Section 83 by a holder. The basis of the shares acquired by an optionholder will be equal to the exercise price of those shares plus any income recognized pursuant to Section 83. The basis of shares received as a stock award will equal the amount paid for the shares, if any, plus the income recognized pursuant to Section 83 with respect to the shares. Subsequent sales of the acquired shares will produce capital gain or loss. Such capital gain or loss will be long term if the stock has been held for more than one year from the date the substantial risk of forfeiture lapsed or, if a Section 83(b) election is made, more than one year from the date the shares were acquired.

      Generally, all cash awards granted to employees are treated as compensation income to the employees when the cash payment is made pursuant to the award. Such cash payment also results in a federal income tax deduction for our company.

PROPOSAL TO AUTHORIZE

SERIAL PREFERRED STOCK

      The Board of Directors has approved a proposal to authorize 20,000,000 shares of Serial Preferred Stock, par value $.001 per share, which may be issued in one or more series from time to time as determined by the Board of Directors with such designations, preferences, privileges, conversions, and other rights, voting powers, restrictions, limitations, qualifications, and other terms and conditions as the Board of Directors may determine. The full text of the proposal is set forth in Article IV of our Articles of Incorporation as proposed to be amended and restated as included as “Appendix C” to this proxy statement.

      Under Nevada law, the approval of the proposal requires the affirmative vote of the holders of a majority of the total number of the issued and outstanding shares of our common stock. The proposed amendment will become effective upon filing of Articles of Amendment with the Nevada Secretary of State, which will occur as soon as practicable following the meeting.

      The Board of Directors recommends a vote “for” the proposal to authorize Serial Preferred Stock.

Reasons for and Effect of the Proposal

      The Board of Directors believes that authorizing the Board of Directors to issue shares of Serial Preferred Stock will provide additional flexibility and enable us to raise capital, refinance indebtedness, make acquisitions, and accomplish other corporate objectives in response to market conditions or growth opportunities as and when they become available.

Authorization of Serial Preferred Stock

      Our Articles of Incorporation currently do not authorize the issuance of any shares of Serial Preferred Stock. The Board of Directors believes that, in certain instances, it would be advantageous to our company and our stockholders to have the flexibility to issue shares of Serial Preferred Stock instead of common stock or debt securities. We may not be able to, and do not desire to, raise the entire amount of funds needed to operate and expand our company from additional borrowings. In particular, our current indebtedness places significant limitations on our ability to incur additional indebtedness and restricts the use of our cash. In addition, we recognize that we may not be able to issue additional shares of common stock at certain times as a result of market conditions or lack of market demand. We believe that the ability to issue one or more series or classes of preferred stock would provide a new source of capital and enhance our ability to make acquisitions.

      The proposed amendment would authorize the Board of Directors to approve the issuance of one or more classes or series of Serial Preferred Stock and to establish the terms of such Serial Preferred Stock as the Board of Directors may deem appropriate. No further stockholder approval would be required for the authorization and issuance of such Serial Preferred Stock unless otherwise required by applicable laws or by the rules of the American Stock Exchange. As described below, those terms may include preferential dividend rights, voting rights, and liquidation rights. The Board of Directors also believes that, as a practical matter in today’s financial markets, it seldom is practicable to delay potential issuances of Serial Preferred Stock for the period that would be necessary to obtain stockholder approval of any particular series of serial preferred stock.

      The Board of Directors will have broad discretion with respect to designating and establishing the terms of each series or class of Serial Preferred Stock prior to its issuance. Under the proposed amendment, the Board of Directors will have authority to set or change the dividend rate, if any, time of payment, and whether dividends are cumulative on any shares of Serial Preferred Stock. As a result, the holders of Serial Preferred Stock may receive payment of dividends from our company at times when no dividends are paid on our common stock or the amount of any dividends paid on our common stock is less than the amount paid to such Serial Preferred Stock. The Board of Directors also will have authority to determine whether any shares of Serial Preferred Stock will have voting rights in addition to the voting rights provided by law and, if so, the extent of such rights, including the right to elect one or more members of our Board of Directors at all times or upon non-payment of dividends for a specified period of time. Under the proposed amendment, the Board of Directors also will have authority to determine (1) whether shares of a series or class will be redeemable and, if so, the redemption price, sinking fund provisions, and other terms and conditions for redemption; (2) whether shares of a series will be convertible into or exchangeable for shares of common stock or any other preferred stock and, if so, the terms and conditions for such conversion or exchange; and (3) the liquidation rights of such shares in the event of a liquidation, dissolution, or winding up of our company, which may be prior in right of payment to the rights of holders of common stock.

      We currently do not have any plans to issue shares of Serial Preferred Stock. The Board of Directors believes, however, that the ability to issue Serial Preferred Stock may be helpful in structuring financings or acquisitions in the future for the reasons described above.

Potential Effects of the Proposal

      In deciding whether to issue additional shares of common stock or shares of Serial Preferred Stock, the Board of Directors will carefully consider the terms of such preferred stock and the effect of the issuance on the operating results of our company and its existing stockholders. With the exception of stock dividends, issuances of common stock or one or more series or classes of Serial Preferred Stock may result in dilution to the investments of existing stockholders. In addition, issuances of common stock or Serial Preferred Stock could be used to discourage or make more difficult a business combination or an attempt to obtain control of our company that is not approved by our Board of Directors, even when those attempts may be in the best interests of some or all of our stockholders. The Board of Directors did not propose this amendment for the purpose of discouraging mergers, tender offers, proxy contests, or other changes in control of our company, and we are not aware of any specific effort to accumulate our common stock or to obtain control of our company by means of a merger, tender offer, solicitation, or otherwise.

      No rights of appraisal or similar rights of dissenters exist with respect to this matter.

PROPOSAL TO AMEND AND RESTATE OUR

ARTICLES OF INCORPORATION

      The Board of Directors has approved a proposal to amend and restate our Articles of Incorporation. The proposal would combine in one document our original Articles of Incorporation and the various amendments to the Articles of Incorporation that have been approved over the years, including the proposal to authorize Serial Preferred Stock if approved by stockholders. No material amendments are contemplated, and the only changes that will be made will be to delete matters not required to be included in Articles of Incorporation under Nevada law, to remove the limitation on the number of directors, and to make of a certain changes to be consistent with current Nevada law. The full text of the proposed Amended and Restated Articles of Incorporation, including the proposal to authorize Serial Preferred Stock being considered by the stockholders at this meeting, is included as “Appendix C” to this proxy statement. The proposal relating to Serial Preferred stock will be included only if approved by the stockholders. Under Nevada law, the approval of the proposed Amended and Restated Articles of Incorporation requires the affirmative vote of the holders of a majority of the total number of issued and outstanding shares of our common stock.

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      On February 24, 2003, we dismissed Stonefield Josephson, Inc. as our independent accountants. Our Board of Directors and Audit Committee participated in and approved the decision to change independent accountants. During the past two most recent fiscal years, there were no disagreements with Stonefield Josephson, Inc. on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Stonefield Josephson, Inc. would have caused them to make reference to them in a report on the financial statements. During the past two most recent fiscal years, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)). We requested a letter from Stonefield Josephson, Inc. stating whether or not it agreed with the above statements. A copy of such letter from Stonefield Josephson, Inc. dated March 3, 2003 was filed as Exhibit 16 to our Current Report on Form 8-K filed with the SEC on March 3, 2003.

      We engaged PricewaterhouseCoopers LLP as our new independent accountants as of March 3, 2003. During the past two most recent fiscal years prior to their engagement on March 3, 2003, we had not consulted with PricewaterhouseCoopers LLP regarding (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on our financial statements, and in no case was a written report provided to us nor was oral advice provided that we concluded was an important factor in reaching a decision as to an accounting, auditing, or financial reporting issue; or (3) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

      Our Audit Committee has appointed PricewaterhouseCoopers LLP, independent public accountants, to audit the consolidated financial statements of our company for the fiscal year ending April 30, 2005 and recommends that stockholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. We anticipate that representatives of PricewaterhouseCoopers LLP will be present at the meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

      The Audit Committee has considered whether the provision of non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining PricewaterhouseCoopers LLP ’s independence.

Audit Fees

      The aggregate fees billed to our company by PricewaterhouseCoopers LLP and our previous auditor, Stonefield Josephson, Inc., for the fiscal years ended April 30, 2004 and 2003 are as follows:

	2004	2003

Audit Fees	$325,550	$1,195,513
Audit-Related Fees	$16,500	$13,000
Tax Fees	$118,620	$138,150
All Other Fees	$—	$—

Total	$460,670	$1,346,663

      Audit services in fiscal 2004 and 2003 consisted of the audit of our consolidated financial statements, the review of our quarterly financial statements, assistance with the SEC investigation, and the re-audit of our fiscal year 2002 consolidated financial statements.

      Audited-related services in fiscal 2004 and 2003 consisted of the Employee Stock Purchase Plan audits.

      Tax compliance services in fiscal 2004 and 2003 consisted primarily of federal, state, and local income tax return assistance, as well as assistance with Federal Form 1099 reporting requirements and review of various operating partnership and licensing agreements.

Audit Committee Pre-Approval Policies

      The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audit, audit related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

      To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chairman of the Audit Committee or any one or more other members of the Audit Committee provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit Committee will not delegate the pre-approval of services to be performed by the independent auditor to management.

      Our Audit Committee requires that our independent auditor, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided.

      All of the services provided by PricewaterhouseCoopers LLP described above under the captions “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” were approved by our Audit Committee pursuant to our Audit Committee’s pre-approval policies.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

      In order to be included in the proxy statement and form of proxy relating to our annual meeting of stockholders to be held during calendar 2005, stockholder proposals that are intended to be presented by stockholders must be received at our principal executive offices (1) not less than 60 days in advance of such meeting if such meeting is to be held on a day which is within 30 days preceding the anniversary of the previous year’s annual meeting, or 90 days in advance of such meeting if such meeting is to be held on or after the anniversary of the previous year’s annual meeting, and (2) with respect to any other annual meeting of stockholders, on or before the close of business on the fifteenth day following the date (or the first date, if there be more than one) of public disclosure of the date of such meeting.

      Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to stockholder proposals for which the proponent does not seek to have us include the proposed matter in the proxy statement for the annual meeting to be held during calendar 2005, except in circumstances where (1) we receive notice of the proposed matter within the time periods described in the paragraph above, and (2) the proponent complies with the other requirements set forth in Rule 14a-4.

OTHER MATTERS

      We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as our Board of Directors may recommend.

Dated: August 9, 2004

APPENDIX A

SMITH & WESSON HOLDING CORPORATION (the “Company”)

AUDIT COMMITTEE CHARTER

Purpose

      The purpose of the Audit Committee (the “Committee”) shall be as follows:

1. To oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

2. To provide assistance to the Board of Directors with respect to its oversight of the following:

(a) The integrity of the Company’s financial statements.

(b) The Company’s compliance with legal and regulatory requirements.

(c) The independent auditor’s qualifications and independence.

(d) The performance of the Company’s internal audit function, if any, and independent auditor.

3. To prepare the report that SEC rules require be included in the Company’s annual proxy statement.

Composition

      The Committee shall consist of three or more members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” under the rules of the American Stock Exchange and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 adopted pursuant to the Sarbanes-Oxley Act.

      One director who is not independent as defined in the rules and regulations of the American Stock Exchange and who satisfies the requirements of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 may serve as a member of the Committee, in the following circumstances:

•	the director, other than in his or her capacity as a member of the Committee, the Board of Directors, or another Board committee, does not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any of its subsidiaries other than the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company so long as such compensation is not contingent in any way on continued service;

•	the director is not an affiliated person of the Company or any of its subsidiaries.

•	the director is not a current officer or employee of the Company or an immediate family member of a current officer or employee;

•	the Board determines, under exceptional and limited circumstances, that membership by the individual on the Committee is required by the best interests of the Company and its shareholders;

•	the Board of Directors discloses, in the Company’s next annual meeting proxy statement (or its next annual report on Form 10-K or its equivalent if the Company does not file an annual proxy statement) subsequent to such determination, the nature of the relationship and the reason for that determination;

•	no such person may serve as the Chairman of the Committee; and

•	no such person may serve on the Committee for more than two years.

      No member of the Committee shall receive directly or indirectly any consulting, advisory, or other compensatory fees from the Company other than (1) director’s fees for service as a director of the Company, including reasonable compensation for serving on Board committees and regular benefits that other directors receive; and (2) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the Company. In addition, no member of the Committee may be an affiliate of the Company or any subsidiary of the Company whether by being an officer or owning more than 10 percent of the Company’s voting securities.

Qualifications

      All members of the Committee shall be able to read and understand fundamental financial statements (including a company’s balance sheet, income statement, and cash flow statement) and at least one member must either have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background, which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities or be an “audit committee financial expert” as defined by the SEC. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or by an outside organization.

Appointment and Removal

      The members of the Committee shall be appointed by the Board of Directors. A member shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

      Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by the majority vote of the full Committee membership.

The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

      In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings

      The Committee shall meet as frequently as circumstances dictate, but at least on a quarterly basis. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee. Any one or more of the members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

      All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate.

      As part of its goal to foster open communication, the Committee shall periodically meet separately with each of management, the director of the internal auditing department, if any, and the independent auditor to discuss any matters that the Committee or any of these groups believe would be appropriate to discuss privately. In addition, the Committee should meet with the independent auditor and management periodically to review the Company’s financial statements in a manner consistent with that outlined in this Charter.

Duties and Responsibilities

      The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other duties and responsibilities delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter. The Committee may perform any functions it deems appropriate under applicable law, rules, or regulations, the Company’s by-laws, and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC.

      In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. In this regard and as it otherwise deems appropriate, the Committee shall have the authority, without seeking Board approval, to engage and obtain advice and assistance from outside legal and other advisors as it deems necessary to carry out its duties. The Committee also shall have the authority to receive appropriate funding, as determined by the Committee, in its capacity as a committee of the Board of Directors, from the Company for the payment of compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company; to compensate any outside legal or other advisors engaged by the Committee; and to pay the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

      The Committee shall be given full access to the Company’s internal audit group, if any, Board of Directors, corporate executives, and independent auditor as necessary to carry out these responsibilities. While acting within the scope of its stated purpose, the Committee shall have all the authority of the Board of Directors, except as otherwise limited by applicable law.

      Notwithstanding the foregoing, the Committee is not responsible for certifying the Company’s financial statements or guaranteeing the independent auditor’s report. The fundamental responsibility for the Company’s financial statements and disclosures rests with management and the independent auditor. It also is the job of the Chief Executive Officer and senior management, rather than that of the Committee, to assess and manage the Company’s exposure to risk.

Documents/ Reports Review

      1. Discuss with management and the independent auditor, prior to public dissemination, the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61.

      2. Discuss with management and the independent auditor, prior to the Company’s filing of any quarterly or annual report, (a) whether any significant deficiencies in the design or operation of internal control over financial reporting exist that could adversely affect the Company’s ability to record, process, summarize, and report financial data; (b) the existence of any material weaknesses in the Company’s internal control over financial reporting; and (c) the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

      3. Discuss with management and the independent auditor the Company’s earnings press releases (paying particular attention to the use of any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies.

      4. Discuss with management and the independent auditor the Company’s major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure.

Independent Auditors

      5. Appoint, retain, compensate, evaluate, and terminate any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company and, in its sole authority, approve all audit engagement fees and terms as well as all non-audit engagements with the accounting firm.

      6. Oversee the work of any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, including the resolution of any disagreements between management and the independent auditor regarding financial reporting.

      7. Pre-approve, or adopt procedures to pre-approve, all audit, audit related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by the independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Committee. Unless otherwise specified by the Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

      8. To the extent it deems it appropriate, delegate pre-approval authority to the Chairman of the Committee or any one or more other members of the Committee provided that any member of the Committee who has exercised such delegation must report any such pre-approval decisions to the Committee at its next scheduled meeting. The Committee will not delegate the pre-approval of services to be performed by the independent auditor to management.

      9. Require that the independent auditor, in conjunction with the Chief Financial Officer, be responsible for seeking pre-approval for providing services to the Company and that any request for pre-approval must inform the Committee about each service to be provided and must provide detail as to the particular service to be provided.

      10. Inform each accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review, or attest services for the Company that such firm shall report directly to the Committee.

      11. Review, at least annually, the qualifications, performance, and independence of the independent auditor. In conducting its review and evaluation, the Committee should do the following:

(a) At least annually obtain and review a report by the Company’s independent auditor describing (i) the auditing firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the Company.

(b) Ensure the receipt from the independent auditor of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1.

(c) Actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor.

(d) Take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor.

(e) Ensure the rotation of the lead audit (or coordinating) partner at least every five years, and consider whether there should be regular rotation of the audit firm itself.

(f) Confirm with the independent auditor that the lead (or coordinating) audit partner, the concurring (or reviewing) partner, and each other active audit engagement team partner satisfies the rotation requirements of Rule 2-01(c)(6) of Regulation S-X.

(g) Take into account the opinions of management and the Company’s internal auditor (or other personnel responsible for the internal audit function), if any.

Financial Reporting Process

      12. In consultation with the independent auditor, management, and the internal auditor, if any, review the integrity of the Company’s financial reporting processes, both internal and external. In that connection, the Committee should obtain and discuss with management and the independent auditor reports from management and the independent auditor regarding (a) all critical accounting policies and practices to be used by the Company and the related disclosure of those critical accounting policies under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent auditor; (c) all alternative treatments of financial statements within generally accepted accounting principals that have been discussed with the Company’s management, the ramifications of the use of alternative disclosures and treatments, and the treatment preferred by the independent auditor; (d) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; (e) major issues as to the adequacy of the Company’s internal controls and any specific audit steps adopted in light of material control deficiencies; (f) issues with respect to the design and effectiveness of the Company’s disclosure controls and procedures, management’s evaluation of those controls and procedures, and any issues relating to such controls and procedures during the most recent reporting period; (g) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the financial statements of the Company; (h) any significant matters arising from any audit, including audit problems and difficulties, whether raised by management, the internal auditor, if any, and the independent auditor, relating to the Company’s financial statements; and (i) any other material written communications between the independent auditor and the Company’s management.

      13. Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

      14. Review with the independent auditor any audit problems or difficulties encountered and management’s response thereto. In this regard, the Committee will regularly review with the independent auditor (a) any audit problems or other difficulties encountered by the auditor in the course of the audit work, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management and (b) management’s responses to such matters. Without excluding other possibilities, the Committee may review with the independent auditor (i) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise), (ii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement, and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company.

      15. Obtain from the independent auditor assurance that the audit of the Company’s financial statements was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, which sets forth procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934.

      16. Discuss the scope of the annual audit and review the form of the opinion the independent auditor proposes to issue.

      17. Review and discuss with management and the independent auditor the responsibilities, budget, and staffing of the Company’s internal audit function, if any.

Legal Compliance/ General

      18. Review periodically, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

      19. Discuss with management and the independent auditor the Company’s guidelines and policies with respect to risk assessment and risk management. The Committee will discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

      20. Set clear hiring policies for employees or former employees of the independent auditor. At a minimum, these policies should provide that any accounting firm may not provide audit services to the Company if the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, or any person serving in an equivalent position for the Company was employed by the accounting firm and participated in any capacity in the audit of the Company within one year of the initiation of the current audit.

      21. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      22. Unless assigned to a comparable committee or group of independent directors, review and approve all related party transactions as specified in Item 404 of Regulation S-K.

      23. Review and reassess the adequacy of this Charter on an annual basis.

Reports

      24. Prepare all reports required to be included in the Company’s proxy statement pursuant to and in accordance with applicable rules and regulations of the SEC.

      25. Report regularly to the full Board of Directors. In this regard, the Committee should review with the full Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, and the performance of the internal audit function, if any.

      26. The Committee shall provide such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

      27. Maintain minutes or other records of meetings and activities of the Committee.

Limitation of Audit Committee’s Role

      With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company’s financial management, including the internal audit staff, if any, as well as the independent auditor have more time, knowledge, and detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work.

      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. It also is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Company’s internal policies and procedures.

APPENDIX B

SMITH & WESSON HOLDING CORPORATION

2004 INCENTIVE STOCK PLAN

B-i

B-ii

B-iii

SMITH & WESSON HOLDING CORPORATION

2004 INCENTIVE STOCK PLAN

      1. Purpose. The purpose of this 2004 Incentive Stock Plan (the “Plan”) is to assist Smith & Wesson Holding Corporation, a Nevada corporation (the “Company”), and its Related Entities in attracting, motivating, retaining, and rewarding high-quality executives and other Employees, officers, Directors, and Consultants by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value. The Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code to the extent deemed appropriate by the applicable Committee (or any successor committee) of the Board of Directors of the Company. The Company adopted the Sof-T-Hammer Corporation Stock Option Plan on May 31, 2001 (the “Former Plan”). The name of Sof-T-Hammer Corporation was changed to Smith & Wesson Corporation on                     , 200 . Upon the adoption of the Plan by the shareholders of the Company, no further awards shall be made pursuant to the Former Plan.

      2. Administration.

      (a) Authority of the Committee. The Plan shall be administered by the Committee; provided, however, that except as otherwise expressly provided in this Plan or, during the period that the Company is a publicly held corporation, in order to comply with Code Section 162(m) or Rule 16b-3 under the Exchange Act, the Board may exercise any power or authority granted to the Committee under this Plan. The Committee or the Board shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee or the Board may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee or the Board under the Plan or pursuant to any Award, the Committee or the Board shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

      (b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee or the Board shall be final, conclusive, and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 9(b) hereof, or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee or the Board, and the taking of any action by the Committee or the Board, shall not be construed as limiting any power or authority of the Committee or the Board. The Committee or the Board may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee or the Board shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee or the Board may determine, and (iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee or the Board as the Committee or the Board may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons, in each case to the extent permitted under applicable law. The Committee or the Board may appoint agents to assist it in administering the Plan.

      (c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any Executive Officer, other officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

      3. Stock Subject to Plan

      (a) Limitation on Overall Number of Shares Subject to Awards. Subject to adjustment as provided in Section 9(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be the sum of (i) the lesser of (y) 15% of the outstanding shares of Stock from time to time or (z) 10,000,000 shares of Stock, plus (ii) the number of shares of Stock with respect to which any Awards previously granted under the Plan terminated without being exercised, expire, are forfeited or canceled, do not vest, or are surrendered in payment of any Awards or any tax withholding with regard thereto. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Subject to adjustment as provided in Section 9(c) hereof, the number of shares of Stock that may be issued pursuant to Incentive Stock Options shall not exceed 10,000,000 shares.

      (b) Application of Limitations. The limitation contained in Section 3(a) shall apply not only to Awards that are settleable by the delivery of shares of Stock but also to Awards relating to shares of Stock but settleable only in cash (such as cash-only Stock Appreciation Rights). The Committee or the Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards), and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

      4. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than 100,000 shares of Stock, subject to adjustment as provided in Section 9(c), under each of Sections 5(b), 5(c), 5(d), 5(e), and 5(f). Directors, who are not Employees, proposed directors, proposed employees, and independent contractors shall be eligible to receive awards other than Incentive Stock Options.

      5. Specific Terms of Awards.

      (a) General. Awards may be granted on the terms and conditions set forth in this Section 5. In addition, the Committee or the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee or the Board shall determine, including terms requiring forfeiture of Awards in the event of termination of Continuous Service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee or the Board shall retain full power and discretion to accelerate, waive, or modify, at any time, any term or condition of an Award that is not mandatory under the Plan.

      (b) Options. The Committee and the Board each is authorized to grant Options to Participants on the following terms and conditions:

(i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee or the Board, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on the date of grant of the Option and shall not, in any event, be less than the par value of a share of Stock on the date of grant of such Option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

(ii) Time and Method of Exercise. The Committee or the Board shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid (including in the discretion of the Committee or the Board a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards, or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(iv) Repurchase Rights. The Committee and the Board shall have the discretion to grant Options that are exercisable for unvested shares of Stock. Should the Optionee’s Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee or the Board and set forth in the document evidencing such repurchase right.

      (c) Stock Appreciation Rights. The Committee and the Board each is authorized to grant Stock Appreciation Right’s to Participants on the following terms and conditions:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise (or, in the case of a “Limited Stock Appreciation Right” that may be exercised only in the event of a Change in Control, the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 7(c) hereof), over (B) the grant price of the Stock Appreciation Right as determined by the Committee or the Board. The grant price of a Stock Appreciation Right shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided under Section 6(a) hereof.

(ii) Other Terms. The Committee or the Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right. Limited Stock Appreciation Rights that may only be exercised in connection with a Change in Control or other event as specified by the Committee or the Board, may be granted on such terms, not inconsistent with this Section 5(c), as the Committee or the Board may determine. Stock Appreciation Rights and Limited Stock Appreciation Rights may be either freestanding or in tandem with other Awards.

      (d) Restricted Stock. The Committee and the Board each is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture, and other restrictions, if any, as the Committee or the Board may impose, or as otherwise provided in this Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments, or otherwise, as the Committee or the Board may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee or the Board). During the restricted period applicable to the Restricted Stock, subject to Section 9(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the Participant.

(ii) Forfeiture. Except as otherwise determined by the Committee or the Board at the time of the Award, upon termination of a Participant’s Continuous Service during the applicable restriction period, the Participant’s Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee or the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee or the Board may require that such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee or the Board may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee or the Board, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

      (e) Bonus Stock and Awards in Lieu of Obligations. The Committee and the Board each is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee or the Board.

      (f) Other Stock-Based Awards. The Committee and the Board each is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee or the Board to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Related Entities or business units. The Committee or the Board shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 5(f) shall be purchased for such consideration (including without limitation loans from the Company or a Related Entity), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee or the Board shall determine. The Committee and the Board shall have the discretion to grant such other Awards that are exercisable for unvested shares of Stock. Should the Optionee’s Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee or the Board and set forth in the document evidencing such repurchase right. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 5(f).

      6. Certain Provisions Applicable to Awards.

      (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee or the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee or the Board shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price “discounted” by the amount of the cash compensation surrendered).

      (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee or the Board; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or such shorter term as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

      (c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made to the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee or the Board shall determine, including, without limitation, cash, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the

Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of any national securities exchange on which the Company’s securities are listed for trading. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or the Board or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee or the Board (subject to Section 9(e) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Committee or the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of other amounts in respect of installment or deferred payments denominated in Stock.

      (d) Exemptions from Section 16(b) Liability. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b). In addition, the purchase price of any Award conferring a right to purchase Stock shall be not less than any specified percentage of the Fair Market Value of Stock at the date of grant of the Award then required in order to comply with Rule 16b-3.

      7. Change in Control.

      (a) Effect of “Change in Control.” If and to the extent provided in the Award, in the event of a “Change in Control,” as defined in Section 7(b):

(i) The Committee may, within its discretion, accelerate the vesting and exercisability of any Award carrying a right to exercise that was not previously vested and exercisable as of the time of the Change in Control, subject to applicable restrictions set forth in Section 8(a) hereof;

(ii) The Committee may, within its discretion, accelerate the exercisability of any limited Stock Appreciation Rights (and other Stock Appreciation Rights if so provided by their terms) and provide for the settlement of such Stock Appreciation Rights for amounts, in cash, determined by reference to the Change in Control Price; and

(iii) The Committee may, within its discretion, lapse the restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan and such Awards may be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 9(a) hereof.

      (b) Definition of “Change in Control.” A “Change in Control” shall be deemed to have occurred upon:

(i) Approval by the stockholders of the Company of a reorganization, merger, consolidation, or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger, consolidation, or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged, or consolidated company’s then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale (any such event being referred to as a “Corporate Transaction”) is subsequently abandoned);

(ii) Individuals who, as of the date on which the Award is granted, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date on which the Award was granted whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

(iii) the acquisition (other than from the Company) by any person, entity, or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of more than 50% of either the then outstanding shares of the Company’s Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a “Controlling Interest”) excluding, for this purpose, any acquisitions by (1) the Company or a Related Entity, (2) any person, entity, or “group” that as of the date on which the Award is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or (3) any employee benefit plan of the Company a Related Entity.

      (c) Definition of “Change in Control Price.” The “Change in Control Price” means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any Corporate Transaction triggering the Change in Control under Section 7(b)(i) hereof or any liquidation of shares following a sale of substantially all of the assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and the 60-day period following the Change in Control.

      8. Automatic Grant Program

      (a) Amount and Date of Grant. During the term of the Plan, the Company shall make automatic grants of Options (“Automatic Options”) to each Director who is not employed by the Company:

(i) Annual Grants. Each year on the Annual Grant Date, an Automatic Option to acquire 10,000 shares of Stock shall be granted to each Director for as long as shares of Stock are available under Section 3(a) hereof. The “Annual Grant Date” shall be the date of the Company’s annual stockholders meeting commencing as of the first annual meeting occurring after the Effective Date. Any Director that was granted an Automatic Option under Section 8(a)(ii) within 90 days of an Annual Grant Date shall be ineligible to receive an Automatic Option pursuant to this Section 8(a)(i) on such Annual Grant Date.

(ii) Initial New Director Grants. On the Initial Grant Date, every new member of the Board, who is an Director and has not previously received an Automatic Option under this Section 8(a)(ii) shall be granted an Automatic Option to acquire 25,000 shares of Stock for as long as shares of Stock are available under Section 3(a) hereof. The “Initial Grant Date” shall be the date that a Director is first appointed or elected to the Board.

      (b) Exercise Price. The exercise price per share of Stock subject to each Automatic Option granted under Section 8(a)(i) or (ii) shall be equal to 100 percent of the Fair Market Value per share of the Stock on the date such Automatic Option was granted.

      (c) Vesting. Each Automatic Option granted pursuant to Section 8(a)(i) or (ii) shall vest and become exercisable  1/12th per month after the date of grant. Each Automatic Option or portion thereof shall vest and become exercisable only if the optionholder has not ceased serving as a Board member as of such vesting date.

      (d) Term of Automatic Options. Each Automatic Option shall expire on the tenth anniversary (the “Expiration Date”) of the date on which such Automatic Option was granted. Except as determined by the Plan Administrator, should a Director’s service as a Board member cease prior to the Expiration Date for any reason while an Automatic Option remains outstanding and unexercised, the Automatic Option term shall immediately be modified and the Automatic Option shall terminate and cease to be outstanding in accordance with the following provisions:

(i) The Automatic Option shall immediately terminate and cease to be outstanding with respect to any shares that were not vested at the time of the optionholder’s cessation of Board service.

(ii) Should an optionholder cease, for any reason other than death, to serve as a member of the Board, then the optionholder shall have 90 days measured from the date of such cessation of Board service in which to exercise his or her Automatic Options that vested prior to the time of such cessation of Board service. In no event, however, may any Automatic Option be exercised after the Expiration Date of such Automatic Option.

(iii) Should an optionholder die while serving as a Board member or within 90 days after cessation of Board service, then the personal representative of the optionholder’s estate (or the person or persons to whom the Automatic Option is transferred pursuant to the optionholder’s will or in accordance with the laws of the descent and distribution) shall have a 90-day period measured from the date of the optionholder’s cessation of Board service in which to exercise the Automatic Options that vested prior to the time of such cessation of Board service. In no event, however, may any Automatic Option be exercised after the Expiration Date of such Automatic Option.

      (e) Other Terms. Except as expressly provided otherwise in this Section 8, an Automatic Option shall be subject to all of the terms and conditions of the Plan. Directors shall be entitled to receive other awards under the Plan or other plans of the Company in accordance with the terms and conditions thereof.

      9. General Provisions.

      (a) Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee or the Board, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule, or regulation, listing, or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee or the Board, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

      (b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan, including any Award or right that constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, shall be pledged, hypothecated, or otherwise encumbered or subject to any lien, obligation, or liability of such Participant to any party (other than the Company or a Subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers and exercises are permitted by the Committee or the Board pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee or the Board may impose thereon, and further subject to any prohibitions or restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee or the Board, and to any additional terms and conditions deemed necessary or appropriate by the Committee or the Board.

      (c) Adjustments.

(i) Adjustments to Awards. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution, or other similar corporate transaction or event affects the Stock and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee or the Board to be appropriate, then the Committee or the Board shall, in such manner as it may deem equitable, substitute, exchange, or adjust any or all of (A) the number and kind of shares of Stock that may be delivered in connection with Awards granted thereafter, (B) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 4 hereof, (C) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price, or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee or Board determines to be appropriate.

(ii) Adjustments in Case of Certain Corporate Transactions. In the event of a proposed sale of all or substantially all of the Company’s assets or any reorganization, merger, consolidation, or other form of corporate transaction in which the Company does not survive, or in which the shares of Stock are exchanged for or converted into securities issued by another entity, then the successor or acquiring entity or an affiliate thereof may, with the consent of the Committee or the Board, assume each outstanding Option or substitute an equivalent option or right. If the successor or acquiring entity or an affiliate thereof, does not cause such an assumption or substitution, then each Option shall terminate upon the consummation of sale, merger, consolidation, or other corporate transaction. The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 9(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that are then exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of the transaction.

(iii) Other Adjustments. In addition, the Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity, or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations, or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, or Stock Appreciation Rights hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

      (d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee or the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

      (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee or the Board may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.

      (f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

      (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards, or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee or the Board may specify and in accordance with applicable law.

      (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

      (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee or the Board, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee or the Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

      (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the state of Nevada without giving effect to principles of conflicts of laws, and applicable federal law.

      (k) Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within 12 months of its adoption by the Board by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable Nasdaq requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained except with respect to Awards granted by the Company prior to the Company’s first shareholder meeting and that are otherwise in compliance with Treasury Regulations Section 1.162-27(f)(4)(iii). The Plan shall terminate at such time as no shares of Stock remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Plan.

      10. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

(a) “Automatic Options” means as defined in Section 8(a).

(b) “Award” means any Option, Stock Appreciation Right (including Limited Stock Appreciation Right), Restricted Stock, Stock granted as a bonus or in lieu of another award, or Other Stock-Based Award, together with any other right or interest, granted to a Participant under the Plan.

(c) “Beneficiary” means the person, persons, trust, or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner”, “Beneficially Owning” and “Beneficial Ownership” shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Change in Control” means a Change in Control as defined with related terms in Section 8 of the Plan.

(g) “Change in Control Price” means the amount calculated in accordance with Section 7(c) of the Plan.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i) “Committee” means a committee designated by the Board to administer the Plan. The Board may designate more than one committee to administer the Plan as to various categories of Eligible Persons. The Committee shall consist of at least two directors, and each member of which shall be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an “outside director” within the meaning of Section 162(m) of the Code, unless administration of the Plan by “outside directors” is not then required in order to qualify for tax deductibility under Section 162(m) of the Code, provided, when appropriate, a Committee shall satisfy the then requirements of any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted.

(j) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(k) “Continuous Service” means uninterrupted provision of services to the Company in any capacity of Employee, Director, or Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee Director, or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, or Consultant (except as otherwise provided in the Option Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l) “Corporate Transaction” means a Corporate Transaction as defined in Section 7(b)(i) of the Plan.

(m) “Director” means a member of the Board or the board of directors of any Related Entity.

(n) “Effective Date” means the effective date of the Plan, which shall be the date the Plan is adopted by the shareholders of the Company.

(o) “Eligible Person” means each Executive Officer of the Company (as defined under the Exchange Act) and other officers, Directors, and Employees of the Company or of any Related Entity, and Consultants with the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(p) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The Payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(r) “Executive Officer” means an executive officer of the Company as defined under the Exchange Act.

(s) “Fair Market Value” means the fair market value of Stock, Awards, or other property as determined by the Committee or the Board, or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the Fair Market Value of Stock as of any given date after which the Company is a Publicly Held Corporation shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(t) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(u) “Incumbent Board” means the Incumbent Board as defined in Section 7(b)(ii) of the Plan.

(v) “Limited Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(w) “Option” means a right granted to a Participant under Section 5(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

(x) “Optionee” means a person to whom an Option or Incentive Stock Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(y) “Other Stock-Based Awards” means Awards granted to a Participant under Section 5(f) hereof.

(z) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(aa) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(bb) “Related Entity” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Board or the Committee.

(cc) “Restricted Stock” means Stock granted to a Participant under Section 5(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

(dd) “Rule 16b-3” and “Rule 16a-1(c)(3)” means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(ee) “Stock” means the Company’s Common Stock, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 10(c) hereof.

(ff) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(gg) “Subsidiary” means a “subsidiary corporation” whether now or hereafter existing, as defined in Section 424(f) of the Code.

APPENDIX C

AMENDED AND RESTATED

ARTICLES OF INCORPORATION
OF
SMITH & WESSON HOLDING CORPORATION

ARTICLE I

NAME

      The name of the corporation (which is hereinafter referred to as the “Corporation”) is Smith & Wesson Holding Corporation.

ARTICLE II

PERIOD OF DURATION

      The Corporation shall continue in existence perpetually unless sooner dissolved and in accordance with the law.

ARTICLE III

PURPOSE

      The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized and incorporated under the laws of the state of Nevada.

ARTICLE IV

AUTHORIZED SHARES

      SECTION 4.1.     The Corporation shall be authorized to issue 120,000,000 shares of capital stock, of which 100,000,000 shares shall be shares of Common Stock, $0.001 par value (“Common Stock”), and 20,000,000 shares shall be shares of Preferred Stock, $0.001 par value (“Preferred Stock”).

      SECTION 4.2.     Shares of Preferred Stock may be issued from time to time in one or more classes or series. The Board of Directors of the Corporation (the “Board of Directors”) is hereby authorized to fix by resolution or resolutions the classes, series, and number of each class or series of stock as provided in Nevada Revised Statutes (“NRS”) 78.195, 78.1955, and 78.196, as well as prescribe the voting powers, if any, designations, powers, preferences, and the relative, participating, optional, or other rights, if any, and the qualifications, limitations, or restrictions thereof, of any unissued class or series of Preferred Stock; to fix the number of shares constituting such class or series; and to increase or decrease the number of shares of any such class or series, but not below the number of shares thereof then outstanding.

      SECTION 4.3.     Except as otherwise provided by law or by the resolution or resolutions adopted by the Board of Directors designating the powers, designations, preferences, limitations, restrictions, and relative rights of any Preferred Stock, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes. Each share of Common Stock shall entitle the holder thereof to one vote on all matters on which stockholders are entitled generally to vote, and the holders of Common Stock shall vote together as a single class.

ARTICLE V

DIRECTORS

      SECTION 5.1.     The directors are hereby granted the authority to do any act on behalf of the Corporation as may be allowed by law.

      SECTION 5.2.     Except as otherwise provided by the resolution or resolutions adopted by the Board of Directors designating the powers, designations, preferences, limitations, restrictions, and relative rights of any Preferred Stock, the number of directors of the Corporation shall be fixed as set forth in the bylaws of the Corporation, and may be increased or decreased from time to time, by resolution of the Board of Directors.

      SECTION 5.3.     Directors shall hold office for a term of one year and until their respective successors are elected and qualified.

      SECTION 5.4.     Except as otherwise provided by the resolution or resolutions adopted by the Board of Directors designating the powers, designations, preferences, limitations, restrictions, and relative rights of any Preferred Stock, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by the sole remaining director. Any director so chosen shall hold office until his or her successor shall be elected and qualified and, if the Board of Directors at such time is classified, until the next election of the class for which such director shall have been chosen. No decrease in the number of directors shall shorten the term of any incumbent director.

ARTICLE VI

ADOPTION AND AMENDMENT OF BYLAWS

      The bylaws of the Corporation shall be adopted by the Board of Directors. The power to alter, amend, or repeal the bylaws or adopt new bylaws shall be vested in the board of directors, but the stockholders of the Corporation may also alter, amend, or repeal the bylaws or adopt new bylaws. The bylaws may contain any provisions for the regulation or management of the affairs of the Corporation not inconsistent with the laws of the state of Nevada now or hereafter existing.

ARTICLE VII

AMENDMENTS

      The Corporation reserves the right to amend, alter, change, or repeal all or any portion of the provisions contained in these articles of incorporation from time to time in accordance with the laws of the state of Nevada, and all rights conferred on stockholders herein are granted subject to this reservation.

ARTICLE VIII

LIMITATION ON LIABILITY

      Unless otherwise provided by law, a director or officer is not individually liable to the Corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his individual capacity as a director or officer unless it is proven that his act or failure to act constituted a breach of his fiduciary duties as a director or officer and his breach of those duties involved intentional misconduct, fraud, or a knowing violation of law.

ARTICLE IX

Election Regarding NRS 78.378-78.3793 and 78.411-78.444

      This Corporation shall NOT be governed by nor shall the provisions of NRS 78.378 through and including 78.3793 and NRS 78.411 through and including 78.444 in any way whatsoever affect the management, operation or be applied in this Corporation. This Article may only be amended by a vote of not less than 90% of the then issued and outstanding shares of the Corporation. A quorum of outstanding shares for voting on an Amendment to this Article shall not be met unless 95% or more of the issued and outstanding shares are present at a properly called and noticed meeting of the Stockholders. The super-majority set forth in this Article only applies to any attempted amendment to this Article.

SMITH & WESSON HOLDING CORPORATION
2004 ANNUAL MEETING OF STOCKHOLDERS
This Proxy is Solicited on Behalf of the Board of Directors

    The undersigned stockholder of SMITH & WESSON HOLDING CORPORATION, a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated August 9, 2004, and hereby appoints G. Dennis Bingham and I. Marie Wadecki, and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2004 Annual Meeting of Stockholders of the Company, to be held on Monday, September 13, 2004, at 9:00 a.m., local time, at the Camelback Inn, 5402 East Lincoln Drive, Scottsdale, Arizona, and at any adjournment or adjournments thereof, and to vote all shares of the Company’s common stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

    This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of directors; FOR the approval of the 2004 Incentive Compensation Plan; FOR the proposal to authorize Serial Preferred Stock; FOR the proposal to amend and restate the Articles of Incorporation; FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditor; and as said proxies deem advisable on such other matters as may come before the meeting.

    A majority of such proxies or substitutes as shall be present and shall act at the meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.

☐ Votes must be indicated (x) in Black or Blue ink.

1.	ELECTION OF DIRECTORS:

FOR all nominees listed below. ☐        WITHHOLD AUTHORITY to vote for all nominees listed below. ☐        *EXCEPTIONS ☐

Nominees:	G. Dennis Bingham, Robert L. Scott, Roy C. Cuny, John B. Furman, Colton R. Melby, James J. Minder, Barry M. Monheit, Mitchell A. Saltz, and I. Marie Wadecki

(INSTRUCTIONS:	To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

*Exceptions —

(Continued and to be signed and dated on the other side.)

2. Proposal to approve the Company’s 2004 Incentive Compensation Plan.	☐ FOR ☐ AGAINST ☐ ABSTAIN

3. Proposal to Authorize Serial Preferred Stock.	☐ FOR ☐ AGAINST ☐ ABSTAIN

4. Proposal to amend and restate the Articles of Incorporation.	☐ FOR ☐ AGAINST ☐ ABSTAIN

5.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent

auditor of the Company for the fiscal year ending April 30, 2005.	☐ FOR ☐ AGAINST ☐ ABSTAIN

and upon such matters which may properly come before the meeting or any adjournment or adjournments thereof.

To change your address, please mark this box.    ☐

To include any comments, please mark this box.    ☐

(This Proxy should be dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both stockholders should sign.)

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

Date

SMITH & WESSON HOLDING CORPORATION
2100 ROOSEVELT AVENUE
SPRINGFIELD, MASSACHUSETTS 01104	Share Owner sign here

Co-Owner sign here